HARVEST VOLATILITY EDGE TRUST

Harvest Edge Absolute Fund

Harvest Edge Equity Fund

Harvest Edge Bond Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated December 19, 2018 to the Summary Prospectuses, Prospectus and Statement of Additional Information dated December 18, 2017

Anticipated Acquisition of Harvest Volatility Management, LLC. Victory Capital Holdings, Inc. (“Victory Holdings”) has agreed to purchase Harvest Volatility Management, LLC, the investment adviser to the Funds, from its current shareholders, including its parent company and certain investment professionals and employees of Harvest Volatility Management, LLC who hold equity in Harvest Volatility Management, LLC (the “Acquisition”). The closing of the Acquisition is expected to occur at the end of the first quarter 2019, subject to customary closing conditions, including regulatory approvals and client consents. Upon the closing of the Acquisition, all of the investment professionals and other key employees of Harvest Volatility Management, LLC are expected to become employees of Victory Capital Management Inc. (“Victory Capital”), a subsidiary of Victory Holdings. The proposed Reorganizations (as defined below) are part of the larger plans to integrate the advisory businesses of Harvest Volatility Management, LLC and Victory Capital in connection with the Acquisition.

Proposed Reorganizations. At an in-person meeting held on December 11, 2018, the Board of Trustees of Harvest Volatility Edge Trust considered and approved the reorganization of each Fund into separate, newly created series of Victory Portfolios (each, a “Victory Fund”) advised by Victory Capital, subject to approval of the shareholders of each Fund (each, a “Reorganization” and, collectively, the “Reorganizations”). Each Reorganization would provide for the transfer of all of a Fund’s assets to the corresponding Victory Fund in exchange for shares of the corresponding Victory Fund and the assumption by the corresponding Victory Fund of all of the Fund’s liabilities. The Board of Trustees has called for a special meeting of shareholders of the Funds to vote on the Reorganizations, which is scheduled to be held on March 5, 2019. If approved by shareholders, each Reorganization is expected to occur on or about April 1, 2019.

In late January 2019, shareholders as of the close of business on the record date (December 31, 2018) will be sent a proxy statement/prospectus containing further information regarding the proposed Reorganizations.

This supplement is not a solicitation of any proxy.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.